Revenue	12 Months Ended
Jun. 30, 2026
Text block [Abstract]
Revenue
2.
Revenue

Revenue by segment and asset

	2026	2025	2024
	US$M	US$M	US$M
Escondida	17,054	13,177	10,013
Pampa Norte	2,857	2,726	2,375
Copper South Australia	6,011	4,655	4,085
Third-party products	2,996	1,845	2,021
Other	113	127	72
Total Copper[1]	29,031	22,530	18,566
Western Australia Iron Ore	23,726	22,767	27,805
Third-party products	19	28	25
Other	138	124	122
Total Iron Ore	23,883	22,919	27,952
BHP Mitsubishi Alliance[2]	3,876	3,422	5,873
New South Wales Energy Coal	1,714	1,624	1,793
Total Coal[3]	5,590	5,046	7,666
Group and unallocated items[4]	256	767	1,474
Total revenue	58,760	51,262	55,658

1.
Total Copper revenue includes: copper US$24,485 million (2025: US$19,400 million; 2024: US$16,107 million) and other US$4,546 million (2025: US$3,130 million; 2024: US$2,459 million). Other consists of gold, silver, uranium, zinc and molybdenum.
2.
Includes Blackwater and Daunia revenue until their divestment on 2 April 2024.
3.
Total Coal revenue includes: steelmaking coal US$3,804 million (2025: US$3,394 million; 2024: US$5,793 million) and energy coal US$1,786 million (2025: US$1,652 million; 2024: US$1,873 million).
4.
Group and unallocated items revenue includes: Western Australia Nickel, which transitioned into temporary suspension in December 2024, of US$245 million (2025: US$758 million; 2024: US$1,473 million) and other revenue US$11 million (2025: US$9 million; 2024: US$1 million).

Revenue consists of revenue from contracts with customers of US$57,495 million (2025: US$51,238 million; 2024: US$55,375 million) and other revenue predominantly relating to provisionally priced sales of US$1,265 million (2025: US$24 million; 2024: US$283 million).

Recognition and measurement

The Group generates revenue from the production and sale of commodities. Revenue is recognised when or as control of the promised goods or services passes to the customer. In most instances, control passes when the goods are delivered to a destination specified by the customer, typically on board the customer’s appointed vessel. Revenue from the provision of services is recognised over time as the services are provided, but does not represent a significant proportion of total revenue and is aggregated with the respective asset and product revenue for disclosure purposes.

The amount of revenue recognised reflects the consideration to which the Group expects to be entitled in exchange for transferring goods or services.

Where the Group’s sales are provisionally priced, the final price depends on future index prices. The amount of revenue initially recognised is based on the relevant forward market price. Adjustments between the provisional and final price are accounted for under IFRS 9/AASB 9 ‘Financial Instruments’ (IFRS 9), separately recorded as other revenue and presented as part of the total revenue of each asset. The period between provisional pricing and final invoicing is typically between 60 and 120 days.

Revenue from the sale of significant by-products is included within revenue.

The Group applies the following practical expedients:

•
expected consideration is not adjusted for the effects of the time value of money if the period between the delivery and when the customer pays for the promised good or service is one year or less no disclosure is provided for information relating to unfulfilled performance obligations, either due to the expected duration of the contract term being one year or less, or for longer term contracts, because the entity has a right to consideration (and can recognise revenue) for goods delivered